UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2007

LANDBANK GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52315	20-1915083
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

7030 HAYVENHURST AVE, VAN NUYS, CALIFORNIA 91406
(Address of principal executive offices, including zip code)

(818) 464-1640
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of November 16, 2007, our Board of Directors amended Section 2.10 of Article II of the Amended and Restated Bylaws of Landbank Group, Inc. to provide for the ability of the stockholders to act by written consent.  Section 2.10 of Article II of our Bylaws previously contained a provision limiting the stockholders’ ability to act by written consent which was void under Delaware law.

The full text of our Bylaws, as amended, is filed as exhibits to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Landbank Group, Inc. Incorporated by reference to Exhibit 3(ii) to Form 10-SB/A filed on January 4, 2007.
3.2	Amendment to Amended and Restated Bylaws of Landbank Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDBANK GROUP, INC. (Registrant)

Dated: November 21, 2007	By:	/s/ Eric Stoppenhagen
Eric Stoppenhagen
Interim President